THE MAINSTAY FUNDS

MainStay Candriam Emerging Markets Debt Fund

(the “Fund”)

Supplement dated January 11, 2022 (“Supplement”) to the
Summary Prospectus, Prospectus and Statement of Additional Information,
each dated February 28, 2021, as supplemented and amended

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and Statement of Additional Information.

Effective immediately, Magda Branet will no longer serve as a portfolio manager for the Fund. All references to Ms. Branet are deleted in their entirety. Diliana Deltcheva and Christopher Mey will continue to serve as portfolio managers for the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE